UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Microsoft Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! MICROSOFT CORPORATION 2022 Annual Meeting Vote by December 12, 2022 11:59 PM ET. For shares held in a Plan, vote by December 8, 2022 11:59 PM ET. Microsoft C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735 D90892-P79402-Z83313 You invested in MICROSOFT CORPORATION and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on December 13, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 29, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* December 13, 2022 8:30 a.m. PT Virtually at: www.virtualshareholdermeeting.com/MSFT22 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors: (The Board recommends a vote FOR each nominee) Nominees: 01. Reid G. Hoffman For 02. Hugh F. Johnston For 03. Teri L. List For 04. Satya Nadella For 05. Sandra E. Peterson For 06. Penny S. Pritzker For 07. Carlos A. Rodriguez For 08. Charles W. Scharf For 09. John W. Stanton For 10. John W. Thompson For 11. Emma N. Walmsley For 12. Padmasree Warrior For 2. Advisory vote to approve named executive officer compensation (The Board recommends a vote FOR this proposal) For 3. Ratification of the Selection of Deloitte & Touche LLP as our Independent Auditor for Fiscal Year 2023 (The Board recommends a vote FOR this proposal) For 4. Shareholder Proposal - Cost/Benefit Analysis of Diversity and Inclusion (The Board recommends a vote AGAINST this proposal) Against 5. Shareholder Proposal - Report on Hiring of Persons with Arrest or Incarceration Records (The Board recommends a vote AGAINST this proposal) Against 6. Shareholder Proposal - Report on Investment of Retirement Funds in Companies Contributing to Climate Change (The Board recommends a vote AGAINST this proposal) Against 7. Shareholder Proposal - Report on Government Use of Microsoft Technology (The Board recommends a vote AGAINST this proposal) Against 8. Shareholder Proposal - Report on Development of Products for Military (The Board recommends a vote AGAINST this proposal) Against 9. Shareholder Proposal - Report on Tax Transparency (The Board recommends a vote AGAINST this proposal) Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click Sign up for E-delivery. D90893-P79402-Z83313

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

BROADRIDGE
FINANCIAL SOLUTIONS, INC. **
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

MICROSOFT CORPORATION

THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on **12/13/22 at 08:30 A.M. PST**

Make your vote count.

Vote must be received by ***12/12/2022*** *to be counted.*

→ 1472 0797 1133 0441

Visit www.ProxyVote.com | Call 1-800-454-8683 | Return this form in the enclosed postage-paid envelope. | Attend and vote at the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

The following proxy materials for the meeting are available at www.ProxyVote.com:

The Notice & Proxy Statement, Annual Report

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MICROSOFT CORPORATION

11

The Board recommends you vote FOR the following director nominee(s):1a through 1l

	For	Against	Abstain
1a. Election of Director: Reid G. Hoffman	☐	☐	☐
1b. Election of Director: Hugh F. Johnston	☐	☐	☐
1c. Election of Director: Teri L. List	☐	☐	☐
1d. Election of Director: Satya Nadella	☐	☐	☐
1e. Election of Director: Sandra E. Peterson	☐	☐	☐
1f. Election of Director: Penny S. Pritzker	☐	☐	☐
1g. Election of Director: Carlos A. Rodriguez	☐	☐	☐
1h. Election of Director: Charles W. Scharf	☐	☐	☐
1i. Election of Director: John W. Stanton	☐	☐	☐
1j. Election of Director: John W. Thompson	☐	☐	☐
1k. Election of Director: Emma N. Walmsley	☐	☐	☐
1l. Election of Director: Padmasree Warrior	☐	☐	☐

The Board recommends you vote FOR the following proposal(s):2 and 3

	For	Against	Abstain
2. Advisory vote to approve named executive officer compensation	☐	☐	☐
3. Ratification of the Selection of Deloitte & Touche LLP as our Independent Auditor for Fiscal Year 2023	☐	☐	☐

The Board recommends you vote AGAINST the following proposal(s):4 through 9

	For	Against	Abstain
4. Shareholder Proposal - Cost/Benefit Analysis of Diversity and Inclusion	☐	☐	☐
5. Shareholder Proposal - Report on Hiring of Persons with Arrest or Incarceration Records	☐	☐	☐
6. Shareholder Proposal - Report on Investment of Retirement Funds in Companies Contributing to Climate Change	☐	☐	☐
7. Shareholder Proposal - Report on Government Use of Microsoft Technology	☐	☐	☐
8. Shareholder Proposal - Report on Development of Products for Military	☐	☐	☐
9. Shareholder Proposal - Report on Tax Transparency	☐	☐	☐

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

0001323488_1 R1.0.0.39 U30181

Signature [PLEASE SIGN WITHIN BOX] Date

1472 0797 1133 0441 12/13/22 123,456,789,012.00000
594918104 *****ACCOUNT P79122-01S GS2

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

1 OF 2 2 2

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

MICROSOFT CORPORATION

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on **12/13/22 at 08:30 A.M. PST**

Make your vote count.

Vote must be received by **12/12/2022** *to be counted.*

→ **1472 0797 1133 0441**

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

The following proxy materials for the meeting are available at www.ProxyVote.com:

The Notice & Proxy Statement, Annual Report

X

PAGE 1 OF 2

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MICROSOFT CORPORATION

11

The Board recommends you vote FOR the following director nominee(s):1a through 11	For	Against	Abstain
1a. Election of Director: Reid G. Hoffman	☐	☐	☐
1b. Election of Director: Hugh F. Johnston	☐	☐	☐
1c. Election of Director: Teri L. List	☐	☐	☐
1d. Election of Director: Satya Nadella	☐	☐	☐
1e. Election of Director: Sandra E. Peterson	☐	☐	☐
1f. Election of Director: Penny S. Pritzker	☐	☐	☐
1g. Election of Director: Carlos A. Rodriguez	☐	☐	☐
1h. Election of Director: Charles W. Scharf	☐	☐	☐
1i. Election of Director: John W. Stanton	☐	☐	☐
1j. Election of Director: John W. Thompson	☐	☐	☐
1k. Election of Director: Emma N. Walmsley	☐	☐	☐
1l. Election of Director: Padmasree Warrior	☐	☐	☐

The Board recommends you vote FOR the following proposal(s):2 and 3	For	Against	Abstain
2. Advisory vote to approve named executive officer compensation	☐	☐	☐
3. Ratification of the Selection of Deloitte & Touche LLP as our Independent Auditor for Fiscal Year 2023	☐	☐	☐

The Board recommends you vote AGAINST the following proposal(s):4 through 9	For	Against	Abstain
4. Shareholder Proposal - Cost/Benefit Analysis of Diversity and Inclusion	☐	☐	☐
5. Shareholder Proposal - Report on Hiring of Persons with Arrest or Incarceration Records	☐	☐	☐
6. Shareholder Proposal - Report on Investment of Retirement Funds in Companies Contributing to Climate Change	☐	☐	☐
7. Shareholder Proposal - Report on Government Use of Microsoft Technology	☐	☐	☐
8. Shareholder Proposal - Report on Development of Products for Military	☐	☐	☐
9. Shareholder Proposal - Report on Tax Transparency	☐	☐	☐

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

U30181 R1.0.0.39 0001323488_1

Signature [PLEASE SIGN WITHIN BOX] Date

1472 0797 1133 0441 12/13/22 123,456,789,012.00000
594918104 *****ACCOUNT P79122-01S GS2

2 OF 2 BROADRIDGE 2 3 FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS HHSTDS HHSTS4 IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as "Householding". Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions: The issuer agrees to have its documents Househeld. You agree to or do not object to the Householding of your materials. You have the same last name and exact address as another shareholder(s). The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking "Yes" in the block provided, you will consent to participate in Householding. By marking "No", you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation. P79122-01S V2.0